Exhibit 10.2

FORM OF PLACEMENT AGENCY AGREEMENT

January 26, 2026

AmpliTech Group, Inc.

155 Plant Avenue

Hauppauge, NY 11788

Attn: Fawad Maqbool, President and Chief Executive Officer

Dear Mr. Maqbool:

This placement agency agreement (the “Agreement”) constitutes the agreement between Moody Capital Solutions, Inc. (“Moody” or the “Placement Agent”) and AmpliTech Group, Inc., a Nevada corporation (together with its subsidiaries, the “Company”), that Moody shall serve as the exclusive placement agent for the Company, on a “reasonable best efforts” basis, for the proposed placement to certain purchasers (the “Purchasers”) of “) of up to 2,230,000 Units (“Units”) at $4.055 per Unit, with each Unit consisting of one share of common stock par value $0.001 per share (“Share”), one Series A Right to purchase one share of common stock at an exercise price of $5.00 (the “Series A Right”), one Series B Right to purchase one share of common stock at an exercise price of $6.00 (the “Series B Right” and together with the Series A Right, the “Rights”), and shares of common stock issuable upon the exercise of the Rights (the “Rights Shares”, and together with the Units, Shares and Rights, the “Securities”). The documents executed and delivered by the Company and the Purchasers in connection with the Offering (as defined below), including, without limitation, a securities purchase agreement (the “Purchase Agreement”), shall be collectively referred to herein as the “Transaction Documents.” The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering.

Notwithstanding anything herein to the contrary, in the event that the Placement Agent determines that any of the terms provided for hereunder do not comply with a rule of the Financial Industry Regulatory Authority (“FINRA”), including but not limited to FINRA Rule 5110, then the Company shall agree to amend this Agreement in writing upon the request of the Placement Agent to comply with any such rules; provided that any such amendments shall not provide for terms that are less favorable to the Company than the terms of this Agreement.

Section 1. Agreement to Act as Placement Agent.

(a) On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive placement agent in connection with the offering and sale by the Company of the Securities pursuant to the Company’s registration statement on Form S-3, as amended (File No. 333-288863) (the “Registration Statement”), with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Purchasers. The Placement Agent will act on a reasonable best efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its Affiliates (as defined below) be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase the Securities and the Company shall have the sole right to accept offers to purchase the Units and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Shares and Rights shall be made at the closing (the “Closing” and the date on which the Closing occurs, the “Closing Date”). As compensation for services rendered, the Company shall pay to the Placement Agent the fees and expenses set forth below:

(i)	a cash fee equal to 6.0% of the gross proceeds received by the Company from the sale of the Units at the Closing;

(ii)	a cash fee equal to 6% of the gross proceeds received by the Company upon any cash exercise of the Rights issued in connection with the Offering; and

(iii)	reimbursement of the Placement Agent’s out-of-pocket accountable expenses, including the Placement Agent’s legal fees, up to $15,000. The Company shall not be required to reimburse duplicative expenses under this Agreement and the DMA (defined below).

The Placement Agent reserves the right to reduce any item of compensation or adjust the terms thereof as specified herein in the event that a determination shall be made by FINRA to the effect that the Placement Agent’s aggregate compensation is in excess of FINRA Rules or that the terms thereof require adjustment.

(b) The Placement Agent’s engagement hereunder shall become effective on the date hereof and shall continue until the earlier of (i) the Closing Date of the Offering and (ii) January 31, 2026 (the “Termination Date”). Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof and which are permitted to be reimbursed under the FINRA Rules, will survive any expiration or termination of this Agreement. All such fees and reimbursements due shall be paid to the Placement Agent on or before the Termination Date (in the event such fees and reimbursements are earned or owed as of the Termination Date) or upon the closing of the Offering or any applicable portion thereof (in the event such fees are due pursuant to the terms of Section 1 hereof).

(c) Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

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(d) The Company confirms and agrees that (i) all gross proceeds received by the Company from the sale of Units pursuant to this Agreement and (ii) all gross proceeds received by the Company from any exercise of the Unit Subscription Rights, Oversubscription Privilege and Series Rights (including Series A Rights and Series B Rights) (collectively, the “Rights”) (together, the “Combined Proceeds”) shall be included in the definition of ‘Aggregate Exercise Price’ solely for purposes of determining the applicable cash fee percentage under Section 6(a) of that certain Dealer-Manager Agreement dated October 30, 2025 (the “DMA”).The parties further agree that the Company’s compensation obligations with respect to the Combined Proceeds shall be determined under DMA Section 6(a) (as modified by this Section 1(d)); provided that (A) any cash fees actually paid to the Placement Agent under Section 1(a) of this Agreement with respect to the Combined Proceeds (the “PAA Cash Fees”) shall be credited dollar-for-dollar against the cash fee otherwise payable under DMA Section 6(a) with respect to the Combined Proceeds (the “DMA Cash Fee”), and (B) the Company shall pay to the Placement Agent any positive difference between the DMA Cash Fee and the PAA Cash Fees (the “True-Up Amount”). For the avoidance of doubt, the Company shall not be required to pay duplicate cash fees under both this Agreement and the DMA with respect to the same Combined Proceeds. The Company shall deliver a written calculation of any True-Up Amount within five (5) Business Days after the end of each calendar month in which the Company receives Offering Proceeds (including any cash exercise of Rights), and shall pay any True-Up Amount within three (3) Business Days thereafter

Section 2. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Placement Agent as of the date hereof, and as of the Closing Date, unless such representation, warranty or agreement specifies a different date or time, as follows:

(a) Securities Law Filings. The Company has prepared and filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (Registration No. 333-288863), and amendments thereto, and related preliminary prospectuses, for the registration under the Securities Act, of the Securities which registration statement, as so amended (including post-effective amendments, if any) became effective on August 4, 2025. At the time of such filing, the Company met the requirements of Form S-3 under the Securities Act. Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the form of prospectus included in such registration statement relating to the placement of the Units, Shares, Rights, and Rights Shares, and the plan of distribution thereof and has advised the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.” Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission. For purposes of this Agreement, “Free Writing Prospectus” has the meaning set forth in Rule 405 under the Securities Act.

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(b) Assurances. The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus, and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made by the Company as to information contained in or omitted from the Registration Statement, the Base Prospectus or the Prospectus Supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Placement Agent specifically for inclusion therein, it being acknowledged and agreed that such information provided by or on behalf of the Placement Agent consists solely and exclusively of disclosure of the name of the Placement Agent acting in its capacity as placement agent for the Offering contained in the Prospectus Supplement, and information provided within the “Plan of Distribution” section of the Prospectus Supplement (collectively, the “Placement Agent Information”) under appropriate headings and in its final form as approved by the Placement Agent and its counsel. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, and none of such documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Prospectus Supplement), in the light of the circumstances under which they were made not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus, or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus, or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which (x) have not been described or filed as required or (y) will not be filed within the requisite time period.

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(c) Offering Materials. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Securities.

(d) Authorization; Enforcement. The Company has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(e) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the Transaction Documents and the transactions contemplated pursuant to the Prospectus Supplement, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of the Company’s, or any of its subsidiaries’, certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, charge, pledge, security interest, encumbrance, right of first refusal (except as disclosed in the Registration Statement and Prospectus), preemptive right or other restriction upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to any required approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not reasonably be expected to result in a material adverse effect on: (x) the legality, validity or enforceability of any Transaction Document; (y) the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company; or (z) the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (x), (y), or (z), a “Material Adverse Effect”).

(f) Reliance. The Company has not relied upon the Placement Agent or legal counsel for the Placement Agent for any legal, tax or accounting advice in connection with the offering and sale of the Securities.

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(g) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act (“Forward-Looking Statement”) contained in the Prospectus Supplement has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. The Forward-Looking Statements incorporated by reference in the Registration Statement and the Prospectus (i) are within the coverage of the safe harbor for Forward Looking Statements set forth in Section 27A of the Securities Act, Rule 175(b) under the Securities Act or Rule 3b-6 under the Exchange Act, as applicable, (ii) were made by the Company with a reasonable basis and in good faith and reflect the Company’s good faith commercially reasonable best estimate of the matters described therein, and (iii) have been prepared in accordance with Item 10 of Regulation S-K under the Securities Act.

(h) Representations and Warranties Incorporated by Reference. Each of the representations and warranties (together with any related disclosure schedules thereto) made by the Company to the Purchasers in the Purchase Agreement is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, the Placement Agent.

(i) FINRA Affiliations. There are no affiliations with any FINRA member firm among the Company’s officers, directors or, to the knowledge of the Company, any 5.0% or greater stockholder of the Company.

Section 3. Delivery and Payment. The Closing shall occur at the offices of Lewis Brisbois Bisgaard & Smith, LLP, 45 Fremont Street, Suite 3000, San Francisco, CA 94105 (“Company Counsel”) (or at such other place as shall be agreed upon by the Placement Agent and the Company, including remotely via electronic transmission). Subject to the terms and conditions hereof and of the Purchase Agreement, at the Closing, payment of the purchase price for the Units sold on such Closing Date shall be made by Federal Funds wire transfer, against delivery of such Units, and such Shares and Rights comprising such Units shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one business day before the Closing Date. Deliveries of the documents with respect to the purchase of the Units, if any, shall be made at the offices of Company Counsel. All actions taken at the Closing shall be deemed to have occurred simultaneously.

Section 4. Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agent as follows:

(a) Registration Statement Matters. The Company will advise the Placement Agent promptly after it receives notice thereof of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus Supplement has been filed and will furnish the Placement Agent with copies thereof. The Company will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the Offering. The Company will advise the Placement Agent, promptly after it receives notice thereof (i) of any request by the Commission to amend the Registration Statement or to amend or supplement the Prospectus Supplement or for additional information, and (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document, if any, or any amendment or supplement thereto or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus Supplement or any prospectus supplement or any amendment or supplement thereto or any post-effective amendment to the Registration Statement, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the institution or threatened institution of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus Supplement or for additional information. The Company shall use its best efforts to prevent the issuance of any such stop order or prevention or suspension of such use. If the Commission shall enter any such stop order or order or notice of prevention or suspension at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment, or will file a new registration statement and use its best efforts to have such new registration statement declared effective as soon as practicable. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A, 430B and 430C, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) are received in a timely manner by the Commission.

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(b) Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Purchasers in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions (United States and foreign) as the Placement Agent and the Purchasers may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure document. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request for distribution of the Securities. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(c) Amendments and Supplements to a Prospectus and Other Matters. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities as contemplated in this Agreement, the Incorporated Documents and the Prospectus Supplement. If during the period in which a prospectus is required by law to be delivered in connection with the distribution of Securities contemplated by the Incorporated Documents or the Prospectus Supplement (the “Prospectus Delivery Period”), any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Incorporated Documents or the Prospectus Supplement in order to make the statements therein, in light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the Incorporated Documents or the Prospectus Supplement or to file under the Exchange Act any Incorporated Document to comply with any law, the Company will promptly prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment to the Registration Statement or supplement to the Registration Statement, the Incorporated Documents or the Prospectus Supplement that is necessary in order to make the statements in the Incorporated Documents and the Prospectus Supplement as so amended or supplemented, in light of the circumstances under which they were made, as the case may be, not misleading, or so that the Registration Statement, the Incorporated Documents or the Prospectus Supplement, as so amended or supplemented, will comply with law. Before amending the Registration Statement or supplementing the Incorporated Documents or the Prospectus Supplement in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file any such amendment or supplement to which the Placement Agent reasonably objects.

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(d) Copies of any Amendments and Supplements to a Prospectus. The Company will furnish the Placement Agent, without charge, during the period beginning on the date hereof and ending on the later of the Closing Date of the Offering, as many copies of the Prospectus Supplement or prospectus supplement and any amendments and supplements thereto, as the Placement Agent may reasonably request.

(e) Free Writing Prospectus. The Company covenants that it will not, unless it obtains the prior written consent of the Placement Agent, make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act. In the event that the Placement Agent expressly consents in writing to any such free writing prospectus (a “Permitted Free Writing Prospectus”), the Company covenants that it shall (i) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) comply with the requirements of Rule 164 and 433 of the Securities Act applicable to such Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(f) Transfer Agent. The Company will maintain, at its expense, a registrar and transfer agent for the Common Stock for at least three years after the Closing Date.

(g) [RESERVED]

(h) [RESERVED]

(i) Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company will duly file, on a timely basis, with the Commission and the market or exchange on which the Securities are listed or quoted for trading (the “Trading Market”) all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.

(j) Additional Documents. The Company will enter into any subscription, purchase or other customary agreements as the Placement Agent or the Purchasers deem necessary or appropriate to consummate the Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent and the Purchasers. The Company agrees that the Placement Agent may rely upon, and each is a third party beneficiary of, the representations and warranties, and applicable covenants, set forth in any such purchase, subscription or other agreement with Purchasers in the Offering.

(k) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(l) [RESERVED]

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(m) Publicity. The Company acknowledges and agrees that the Placement Agent may, subsequent to the Closing, make public its involvement with the Offering. The Company agrees that, until 30 days after the Closing Date, it will not issue press releases or engage in any other publicity, without Moody’s prior written consent (not to be unreasonably withheld), other than normal and customary releases issued in the ordinary course of the Company’s business. Notwithstanding the foregoing, in no event shall the Company be prohibited from issuing any press releases or engaging in any other publicity required by law, except that including the name of the Placement Agent therein shall require the prior written consent of the Placement Agent.

(n) Reliance on Others. The Company confirms that it will rely on its own counsel and accountants for legal and accounting advice.

(o) Research Matters. By entering into this Agreement, the Placement Agent does not provide any promise, either explicitly or implicitly, of favorable or continued research coverage of the Company and the Company hereby acknowledges and agrees that the Placement Agent’s selection as a placement agent for the Offering was in no way conditioned, explicitly or implicitly, on the Placement Agent providing favorable or any research coverage of the Company. In accordance with the FINRA Rules, the parties acknowledge and agree that the Placement Agent has not directly or indirectly offered favorable research, a specific rating or a specific price target, or threatened to change research, a rating or a price target, to the Company or inducement for the receipt of business or compensation.

(p) Trading Market. The Company will use its best efforts to maintain the listing of its Common Stock on the Trading Market for a period of at least three years after the Closing Date.

(q) [RESERVED]

(r) Subsequent Equity Sales. From the date hereof until sixty (60) days after the Closing Date, without the prior written consent of the Placement Agent, the Company shall not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents or (ii) file any registration statement or any amendment or supplement thereto, other than the Prospectus Supplement, pursuant to certain registration rights of shares of common stock underlying warrants that are outstanding as of the date hereof, or a Form S-8 in connection with any employee benefit plan (the “Lock-Up Period”). Notwithstanding the foregoing, this Section 4(r) shall not apply in respect of an Exempt Issuance (as defined in the Purchase Agreement). This Section 4(r) is intended to be consistent with, and shall be interpreted to conform to, the ‘Subsequent Equity Sales’ restrictions set forth in the Purchase Agreement, and in the event of any inconsistency, the Purchase Agreement shall control.

Section 5. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof and in the Purchase Agreement, in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a) [Reserved]

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(b) Compliance with Registration Requirements; No Stop Order; No Objection from the FINRA. Each Prospectus shall have been duly filed with the Commission, as appropriate; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order preventing or suspending the use of the Prospectus Supplement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange; all requests for additional information on the part of the Commission shall have been complied with; and, prior to the Closing, FINRA shall have raised no objection to the fairness and reasonableness of the placement terms and arrangements.

(c) Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement and each Prospectus, and the registration, sale and delivery of the Shares, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent’s counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 5.

(d) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, in the Placement Agent’s sole judgment after consultation with the Company, there shall not have occurred any Material Adverse Effect or any material adverse change or development involving a prospective material adverse change in the condition or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus (“Material Adverse Change”).

(e) Opinion of Counsel for the Company. The Placement Agent shall have received on the Closing Date the favorable opinion of Lewis Brisbois Bisgaard & Smith LLP, legal counsel to the Company, dated as of such Closing Date, including, without limitation, a negative assurance letter addressed to the Placement Agent and in form and substance satisfactory to the Placement Agent.

(f) Officers’ Certificate. The Placement Agent shall have received on the Closing Date a certificate of the Company, dated as of such Closing Date, signed by the Principal Executive Officer and Principal Financial Officer of the Company, to the effect that, and the Placement Agent shall be satisfied that, the signers of such certificate have reviewed the Registration Statement, the Incorporated Documents, the Prospectus Supplement, the Transaction Documents and this Agreement and to the further effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii) No stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus Supplement has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the Securities Act; no order having the effect of ceasing or suspending the distribution of the Shares or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States;

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(iii) When the Registration Statement became effective, at the time of sale, and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement, the and the Incorporated Documents, if any, when such documents became effective or were filed with the Commission, and the Prospectus Supplement as of its date and the Closing Date, contained all material information required to be included therein by the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and the Registration Statement and the Incorporated Documents, if any, and the Prospectus Supplement, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided, however, that the preceding representations and warranties contained in this paragraph (iii) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein) and, since the effective date of the Registration Statement, there has occurred no event required by the Securities Act and the rules and regulations of the Commission thereunder to be set forth in the Incorporated Documents which has not been so set forth; and

(iv) Subsequent to the respective dates as of which information is given in the Registration Statement, the Incorporated Documents and the Prospectus Supplement, there has not been: (a) any Material Adverse Change; (b) any transaction that is material to the Company taken as a whole, except transactions entered into in the ordinary course of business; (c) any obligation, direct or contingent, that is material to the Company taken as a whole, incurred by the Company, except obligations incurred in the ordinary course of business; (d) any material change in the capital stock (except changes thereto resulting from the exercise of outstanding stock options or warrants) or outstanding indebtedness of the Company; (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (f) any loss or damage (whether or not insured) to the property of the Company which has been sustained or will have been sustained which has a Material Adverse Effect.

(g) [RESERVED]

(h) [RESERVED]

(i) Stock Exchange Listing. The Shares shall be registered under the Exchange Act and shall be listed on the Trading Market, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Shares under the Exchange Act or delisting or suspending from trading the Shares from the Trading Market, nor shall the Company have received any information suggesting that the Commission or the Trading Market is contemplating terminating such registration or listing except as disclosed in the Prospectus Supplement.

(j) [RESERVED]

(k) [RESERVED]

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(l) [RESERVED]

(m) Additional Documents. On or before the Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Units as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 1(a), 7 and 8 shall at all times be effective and shall survive such termination.

Section 6. Further Agreements. Other Activities. The Company acknowledges that the Placement Agent has been, and may in the future be, engaged to provide services as an underwriter, placement agent, finder, advisor or investment banker to other companies in the industry in which the Company is involved. The Company acknowledges and agrees that nothing contained in this Agreement shall limit or restrict the right of the Placement Agent or of any member, manager, officer, employee, agent or representative of the Placement Agent, to be a member, manager, partner, officer, director, employee, agent or representative of, investor in, or to engage in, any other business, whether or not of a similar nature to the Company’s business, nor to limit or restrict the right of the Placement Agent to render services of any kind to any other corporation, firm, individual or association; provided that the Placement Agent and any of its members, managers, officers, employees, agents or representatives shall not use the Information to the detriment of the Company.

Section 7. Indemnification and Contribution.

(a) The Company (the “Indemnifying Party”) agrees to indemnify and hold harmless the Placement Agent and its affiliates and any officer, director, employee or agent of the Placement Agent or any such affiliates and any Person controlling (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Placement Agent or any of such affiliates (collectively, the “Indemnified Parties”) from and against any and all losses, claims, damages, liabilities, expenses and actions (including stockholder actions, in respect thereof) whatsoever, under the Securities Act or otherwise (as incurred or suffered and including, but not limited to, any and all legal or other expenses incurred in connection with investigating, preparing to defend or defending any lawsuit, claim or other proceeding, commenced or threatened, whether or not resulting in any liability, which legal or other expenses shall be reimbursed by the Company promptly after receipt of any invoices therefore from the Placement Agent), (A) arising out of or based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading (other than statements or omissions made in reliance upon and in conformity with the Placement Agent Information), (ii) any untrue statement or alleged untrue statement of a material fact contained in any Offer Document and not in the Registration Statement (or any amendment or supplement thereto), in any other solicitation material used by the Company or authorized by it for use in connection with the Offering, or in any blue sky application or other document prepared or executed by the Company (or based on any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Common Stock, Rights, or the Rights Shares under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a “Blue Sky Application”) or arising out of or based upon the omission or alleged omission to state in any such document a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than statements or omissions made in reliance upon and in conformity with the Placement Agent Information), (iii) any withdrawal or termination by the Company of, or failure by the Company to make or consummate, the Offering, (iv) any actions taken or omitted to be taken by an Indemnified Party with the express consent of the Company or in conformity with actions taken or omitted to be taken by the Company or (v) any failure by the Company to comply with any agreement or covenant contained in this Agreement, or (B) arising out of, relating to or in connection with or alleged to arise out of, relate to or be in connection with, the Offering, any of the other transactions or contemplated thereby or the performance of the Placement Agent’s services to the Company with respect to the Offering and pursuant to ancillary agreements contemplated thereby; provided, however, that in the case of clause (B) only, the Company shall not be responsible for any liabilities or expenses of any Indemnified Party to the extent that they are found in a final, non-appealable judgment to have resulted from such Indemnified Party’s (x) gross negligence, bad faith or willful misconduct in connection with any of the advice, actions, inactions or services referred to herein or (y) use of any offering materials or information concerning the Company in connection with the Offering that were not authorized for such use by the Company and which use constitutes gross negligence, bad faith or willful misconduct.

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(b) Promptly after receipt by an Indemnified Party of notice of any intention to commence an action, suit or proceeding or notice of the commencement of any action, suit or proceeding, such Indemnified Party will, if a claim in respect thereof is to be made against in respect of any matter for which indemnity may be sought pursuant hereto, promptly notify the Company in writing of the same. The Company shall, if requested by an Indemnified Party, assume control of the defense of any such claim including the employment of counsel reasonably satisfactory to the Indemnified Party, which counsel may also be counsel to the Company. An Indemnified Party may employ counsel to participate in the defense of any such action provided, that the employment of such counsel shall be at the Indemnified Party’s own expense, unless (i) the employment of such counsel has been authorized in writing by the Company, (ii) the Indemnified Party has reasonably concluded (based upon advice of counsel to the Indemnified Party) that there may be legal defenses available to it or other Indemnified Parties that are different from or in addition to those available to the Company, or that a conflict or potential conflict exists (based upon advice of counsel to the Indemnified Party) between the Indemnified Party and the Company that makes it impossible or inadvisable for counsel to the Indemnifying Party to conduct the defense of both the Company and the Indemnified Party (in which case the Company will not have the right to direct the defense of such action on behalf of the Indemnified Party), or (iii) the Company has not in fact employed counsel reasonably satisfactory to the Indemnified Party to assume the defense of such action within a reasonable time after receiving notice of the action, suit or proceeding, in each of which case the reasonable fees, disbursements and other charges of such counsel will be at the expense of the Company; provided, further, that in no event shall the Company be required to pay fees and expenses for more than one firm of attorneys representing Indemnified Parties unless the defense of one Indemnified Party is unique or separate from that of another Indemnified Party subject to the same claim or action. Any failure or delay by an Indemnified Party to give the notice referred to in this paragraph may affect such Indemnified Party’s right to be indemnified hereunder to the extent that such failure or delay prejudices the Company’s ability to defend such action, suit or proceeding on behalf of such Indemnified Party, or otherwise results in harm to the Company.

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(c) If the indemnification provided for in Section 7(a) is judicially determined to be unavailable (other than in accordance with the terms hereof) to any Indemnified Party otherwise entitled to indemnity in respect of any losses, claims, damages or liabilities referred to herein, then, in lieu of indemnifying such person hereunder, whether or not the Placement Agent is the person entitled to indemnification or reimbursement, the Company shall contribute to the amount paid or payable by the Indemnified Party as a result of such losses, claims, damages or liabilities (and expenses relating thereto) (i) in such proportion as is appropriate to reflect the relative benefits to the Company, on the one hand, and the Placement Agent, on the other hand, of the Offering or (ii) if the allocation provided for in clause (i) above is not available, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of each of the Company and the Placement Agent, as well as any other relevant equitable considerations; provided, however, in no event shall the Placement Agent’s aggregate contribution to the amount paid or payable exceed the aggregate amount of fees actually received by the Placement Agent under this Agreement. For the purposes of this Agreement, the relative benefits to the Company and to the Placement Agent of the engagement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid or received or contemplated to be received by the Company in the Offering, whether or not the Offering is consummated, bears to (b) the fees paid or to be paid to the Placement Agent under this Agreement.

(d) The Company also agrees that neither the Placement Agent, nor any other Indemnified Party, shall have any liability to the Company for or in connection with the Placement Agent’s engagement as Placement Agent, except to the extent any such liability for losses, claims, damages, liabilities or expenses incurred by the Company are found in a final, non-appealable judgment to have resulted from the Placement Agent’s or Indemnified Party’s bad faith, willful misconduct or gross negligence or the use of any offering material or information concerning the Company in connection with the Offering which were not authorized for such use. The foregoing agreement shall be in addition to any rights that the Placement Agent, the Company or any Indemnified Party may have at common law or otherwise, including, but not limited to, any right to contribution. For the sole purpose of enforcing and otherwise giving effect to the provisions of this Agreement, the Company hereby consents to personal jurisdiction and service and venue in any court in which any claim which is subject to this agreement is brought against the Placement Agent or any other indemnified party.

(e) The Company agrees that it will not, without the prior written consent of the Placement Agent, which consent shall not be unreasonably withheld, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the Placement Agent is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent (i) relates solely to the payment of monetary damages and does not include any admission of liability on the part of the Placement Agent, and (ii) includes an unconditional release, reasonably satisfactory in form and substance to the Placement Agent, releasing the Placement Agent from all liability arising out of such claim, action, suit or proceeding.

(f) In the event that an Indemnified Party is requested or required to appear as a witness in any action brought by or on behalf of or against the Company in which such Indemnified Party is not named as a defendant, the Company agrees to promptly reimburse the Indemnified Party on a monthly basis for all expenses reasonably incurred by it in connection with such Indemnified Party’s appearing and preparing to appear as such a witness, including, without limitation, the reasonable fees and disbursements of its legal counsel.

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(g) If multiple claims are brought, and indemnification is permitted under applicable law and provided for under this Agreement with respect to at least one of such claims, the Company agrees that any judgment or arbitration award shall be conclusively deemed to be based on claims as to which indemnification is permitted and provided for, except to the extent the judgment or arbitrate award expressly states that it, or any portion thereof, is based solely on a claim as to which indemnification is not available.

(h) The Company agrees to reimburse each Indemnified Party for all expenses as they are incurred in connection with enforcing such Indemnified Party’s rights hereunder.

Section 8. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement. A successor to a Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

Section 9. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, e-mailed or telecopied and confirmed to the parties hereto as follows:

If to the Placement Agent:

Moody Capital Solutions, Inc.

2458 Dunkerrin Ln.

Atlanta, Georgia 30360

Attention: Richard H. Kreger, Chief Executive Officer

Email: rkreger@moodycapital.com

With a copy to:

Procopio, Cory, Hargreaves & Savitch LLP

12544 High Bluff Dr

Unit 400

San Diego, CA 92130

Attention: Ruba Qashu

Email: ruba.qashu@procopio.com

If to the Company:

AmpliTech Group, Inc.

155 Plant Avenue

Hauppauge, NY 11788

Attn: Fawad Maqbool, President and Chief Executive Officer

Email: fmaqbool@amplitechgroup.com

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With a copy to:

Lewis Brisbois Bisgaard & Smith LLP

45 Fremont Street, Suite 3000

San Francisco, CA 94105.

Attention: Daniel Eng, Esq.

Email: Daniel.Eng@lewisbrisbois.com

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 10. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 7 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

Section 11. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 12. Governing Law; Venue. This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York, without regard to the conflicts of laws principles thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Placement Agent and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, BASE PROSPECTUS AND THE PROSPECTUS SUPPLEMENT.

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Section 13. General Provisions.

(a) This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(b) The Company acknowledges that in connection with the offering of the Units: (i) the Placement Agent has acted at arm’s length, are not agents of, and owe no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Units.

[The remainder of this page has been intentionally left blank.]

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If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

Moody Capital Solutions, Inc.

By:
Name:	Richard H. Kreger
Title:	Chief Executive Officer

The foregoing Agreement is hereby confirmed and accepted as of the date first written above.

AmpliTech Group, Inc.

By:
Name:	Fawad Maqbool
Title:	Chief Executive Officer

[Signature Page to Placement Agency Agreement]